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                                April 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                           SMITH BARNEY FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004

   Smith Barney Funds, Inc. (the "fund") currently consists of three portfolios: Large Cap Value Fund, U.S. Government Securities Fund and Short-Term Investment Grade Bond Fund (collectively referred to as the "portfolios" and individually as a "portfolio"). The Short-Term Investment Grade Bond Fund was named "Short-Term High Grade Bond Fund" prior to May 12, 2003.

   This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide more detailed information about the fund as well as matters already discussed in the associated prospectuses, each dated April 29, 2004, as amended and/or supplemented from time to time. Additional information about each portfolio's investments is available in the portfolios' annual and semi-annual reports to shareholders. Each portfolio's prospectus and report may be obtained from the fund at the address listed above or by calling (800) 451-2010, or from a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent") or by writing or calling the fund at the address set forth above.

                               TABLE OF CONTENTS

                                                               Page
                                                               ----
            Investment Objectives and Investment Policies.....   2
            Investment Restrictions...........................  13
            Directors and Officers............................  15
            Dividends, Distributions and Taxes................  20
            IRA and Other Prototype Retirement Plans..........  26
            Valuation of Shares...............................  27
            Purchase and Redemption of Shares.................  28
            Investment Management Agreement and Other Services  36
            Distributor.......................................  40
            Additional Information about the Manager..........  41
            Custodian.........................................  42
            Transfer Agent and Sub-Transfer Agent.............  42
            Independent Auditors..............................  42
            Additional Information about the Fund.............  42
            Voting............................................  43
            Annual and Semi-Annual Reports....................  47
            Financial Statements..............................  47
            Other Information.................................  48
            Appendix A--Ratings of Debt Obligations...........  49
            Appendix B--Proxy Voting Policies and Procedures..  52

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                 INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

   The prospectus for each portfolio describes its investment objectives and policies. The following discussion supplements the description of each portfolio's investment policies in its prospectus. The investment objectives and policies of each portfolio are non-fundamental and thus may be modified by the Directors of the fund provided that any modification is not prohibited by the portfolios' investment restrictions or applicable laws. Each portfolio's investment adviser is Smith Barney Fund Management LLC ("SBFM" or the "manager").

   Large Cap Value Fund. The portfolio invests under normal market conditions in equity securities or other investments with similar economic characteristics although the fund has the authority to invest in some interest-paying debt obligations (such as U.S. government obligations, investment grade bonds and debentures), the portfolio manager under current market conditions has no present intent to make such investments. The portfolio manager may also invest in high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the fund's custodian). Under normal market conditions, at least 80% or more of the portfolio's net assets, plus any borrowings for investment purposes, will be invested in common stocks of companies that have a market capitalization of at least $5 billion at the time of investment. The portfolio may also purchase preferred stocks and convertible securities. The portfolio may invest in non-dividend paying stocks. The portfolio may invest up to 5% of its net assets in emerging market issues and up to 20% of its net assets, in securities of foreign issuers generally, including emerging market issuers. These securities may include American Depository Receipts (ADRs), Yankee Bonds and other securities quoted in U.S. dollars, but may also include non-U.S. dollar denominated securities.

   The portfolio may also invest in options (including swaps, caps, collars and floors), unseasoned issuers, real estate investment trusts ("REITs") and other investment companies and may borrow money as a temporary measure for extraordinary or emergency purposes.

   U.S. Government Securities Fund. The portfolio invests in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type and in mortgage participation certificates issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and will also normally invest in other "U.S. government obligations," i.e., obligations issued or guaranteed by the United States, its agencies or instrumentalities.

   Under normal market conditions, the portfolio will seek to invest substantially all of its net assets, plus any borrowings for investment purposes, and the portfolio will invest not less than 80% of its assets--in such securities. As a hedge against changes in interest rates, the portfolio may enter into agreements with dealers in GNMA Certificates to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date, provided, that settlement occurs within 120 days of the trade date.

   Short-Term Investment Grade Bond Fund. The portfolio will seek to achieve its objective by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the following securities: corporate bonds rated in one of the three highest categories for debt securities by a nationally recognized statistical rating organization ("NRSRO") (such as A or better by Moody's Investor Service, Inc. ("Moodys") or the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")); U.S. government securities; and negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion. The portfolio's investments will be limited to debt securities that, at the time of investment, are considered to be of "investment grade" quality, i.e., securities rated by an NRSRO within one of the four highest ratings categories for debt securities, or securities deemed comparable thereto by the manager.

   In an effort to minimize fluctuations in market value, the dollar-weighted average maturity of the portfolio's securities shall normally not be less than one nor more than four years, and the average duration of the portfolio

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will typically be no greater than 3.5 years. The maximum remaining maturity of the securities in which the portfolio shall normally invest will be no greater than ten years. In calculating the maturity of a mortgage-backed security (such as a GNMA Certificate, described below), the portfolio will use the average life of the underlying mortgages in the pool backing the security, which takes into account the expected rate of prepayments.

   The portfolio may maintain a portion of its assets, which will usually not exceed 10%, in money market obligations and in cash to provide for payment of the portfolio's expenses and to meet redemption requests. It is the policy of the portfolio to be as fully invested in debt securities as practicable at all times. The portfolio reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

Fixed Income Securities

   Credit Quality. Each portfolio may invest in investment grade bonds, i.e. U.S. government securities or bonds rated, at the time of purchase, in the four highest ratings categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a portfolio, although the manager will consider these events in determining whether the portfolio should continue to hold the securities.

   U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC, are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.

   GNMA Securities. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee representing an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Scheduled payments of principal and interest are made each month to holders of GNMA Certificates (such as a portfolio). Unscheduled prepayments of mortgages are passed through to holders of GNMA Certificates at par with the regular monthly payments of principal and interest, which have the effect of reducing future payments on such Certificates and either increasing or decreasing the yield realized by the portfolio, depending on the cost of the underlying Certificate and its market value at the time of prepayment. The income portions of monthly payments received by these portfolios will be included in their net investment income. The average life of GNMA Certificates varies with the maturities of the underlying mortgages (with maximum maturities of 30 years) but is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, refinancing of such mortgages or foreclosure.

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   GNMA Certificates have historically involved no credit risk; however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in portfolio. Prepayments and scheduled payments of principal will be reinvested by the U.S. Government Securities portfolio in then available GNMA Certificates which may bear interest at a rate lower or higher than the Certificate from which the payment was received. As with other debt securities, the price of GNMA Certificates is likely to decrease in times of rising interest rates; however, in periods of falling interest rates, the potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. If a portfolio buys GNMA Certificates at a premium, mortgage foreclosures or prepayments may result in a loss to the portfolio of up to the amount of the premium paid, since only timely payment of principal and interest is guaranteed.

   Zero Coupon Bonds. The U.S. Government Securities Fund and Short-Term Investment Grade Bond Fund may each invest in zero-coupon debt securities, which may be subject to greater volatility than other types of debt securities. Because zero-coupon securities do not make interest payments, such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall.

   Mortgage-Backed Securities. Mortgage-backed securities are either issued by U.S. government agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. government or its agencies or instrumentalities. These agencies and instrumentalities include GNMA, FNMA and FHLMC. Privately-issued mortgage securities are typically issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the above institutions.

   Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

   The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Faster or slower than expected prepayments may reduce the value of mortgage-backed securities in a portfolio. Therefore, under certain interest and prepayment rate scenarios, a fund may fail to recover the full amount of its investment in mortgage-backed securities, notwithstanding any direct or indirect governmental or agency guarantee.

   Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds at "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

   A portfolio investments in mortgage-backed securities may include conventional mortgage pass-through securities, stripped mortgage-backed securities (SMBS) and certain classes of multiple class collateralized mortgage obligations (CMOs). Examples of SMBS include interest only and principal only securities. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages.

   The CMO classes in which a portfolio may invest include sequential and parallel pay CMOs, including planned amortization class (PAC) and target amortization class (TAC) securities. A portfolio may also invest in the floating rate mortgage-backed securities listed under "Structured
Mortgage-Backed Securities."

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   Structured Mortgage-Backed Securities.  A portfolio may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in reference prices.

   The structured securities purchased by a portfolio may include interest only
(IO) and principal only (PO) securities, floating rate securities linked to the Cost of Funds Index (COFI floaters), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged floating rate securities ("super floaters"), leveraged inverse floating rate securities ("inverse floaters"), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

   Mortgage Dollar Rolls. The U.S. Government Securities Fund may invest up to 33 1/3% of its assets in mortgage dollar roll transactions, where the U.S. Government Securities Fund sells a mortgage related security and simultaneously agrees to repurchase, at a future date, another mortgage related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The benefits from these transactions depend on the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The U.S. Government Securities Fund may lose money if the the securities to be repurchased decline in value before the date of repurchase.

   Risks of Mortgage-Backed Securities. Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

   The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other "lagging rate" floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

   Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

   In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include:
(1) leverage and volatility risk and (2) liquidity and valuation risk. Derivative securities may sometimes increase or leverage a portfolio's exposure to a particular market risk. Leverage enhances the price volatility of derivative securities held by a portfolio.

   Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. For thinly traded derivative securities, the only source of price quotations may be the selling dealer.

Equity Securities

   Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company, its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything.

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However, any assets of the company exceeding the amount owed to creditors or preferred shareholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

   Preferred Stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stock is entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities.

   Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment in the event of a bankruptcy to the company's creditors, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier in some respects than fixed income securities.

   Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

   A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock.

   Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

   Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

   Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their

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assets in real estate mortgages and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders if they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to prepay their obligations. REITs are dependent upon the skills of the REITs' managers and are not diversified. REITs are generally dependent upon maintaining cash flow to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with that industry.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

   Swaps, Caps, Floors, Collars and Swaptions. As one way of managing its exposure to different types of investments, the fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

   Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.

   Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund's performance. Swap agreements are subject to credit risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates.

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The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund's obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Other Transactions, Policies and Risks

   Repurchase and Reverse Repurchase Agreements. Each portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the portfolio at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the portfolio holds the security and which is not related to the coupon rate on the purchased security. The portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the resale price; thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, however, realization upon the collateral by the portfolio may be delayed or limited or the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A portfolio will enter into repurchase agreements only with broker/dealers or other financial institutions that are deemed creditworthy by the manager under guidelines approved by the Board of Directors. It is the policy of the fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a portfolio amount to more than 15% of that portfolio's total assets.

   Reverse repurchase agreements involve the sale of a portfolio's securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that a portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and a portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to a portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating portfolio's assets. The fund's custodian bank will maintain a separate account for the portfolio with securities having a value equal to or greater than such commitments.

   Securities Lending. Consistent with applicable regulatory requirements, each portfolio may seek to increase its net investment income by lending its securities, provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. A portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities a portfolio may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the portfolio's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the portfolios will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whose the manager deems to be of good standing and will not be made unless, in the judgment of the manager, the interest to be earned from such loans would justify the risk from time to time, a portfolio may return to the borrower and/or a third party, which is unaffiliated with the fund or the Manager and is acting as a "finder," a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to a portfolio of the fund in lieu of any dividends a portfolio would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of a portfolio of the fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES").

   Short-Term Trading. U.S. Government Securities Fund and Short-Term Investment Grade Bond Fund may, to a limited degree, each engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. As the portfolio turnover rate increases, so will a portfolio's dealer mark-ups and other transaction-related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of a portfolio will fluctuate with the market value of its securities.

   When-Issued, Delayed Delivery and Forward Commitment Investments. Each portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolio's custodian will maintain, in a segregated account on behalf of the portfolio, cash, U.S. government securities or other liquid securities that have a value equal to or greater than the portfolio's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis.

   Temporary Investments. Under unusual economic or market conditions as determined by the manager, a portfolio may depart from its investment goals and invest without limitation in all types of money market instruments and short-term debt securities, including U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; investment grade commercial paper; and repurchase agreements. To the extent a portfolio is investing in short-term investments as a temporary defensive strategy, the portfolio's investment objective may not be achieved.

   Portfolio Turnover and Short-Term Trading. Each portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. High portfolio turnover may involve correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the portfolio. These costs may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less, and may thus subject a portfolio's shareholders to greater tax liability.

   Restricted and Illiquid Securities. A portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") or that are subject to other restrictions on their resale ("restricted securities"). These securities may be resold only in privately negotiated transactions and may not be publicly offered and sold until they are registered under the 1933 Act. Restricted securities tend to sell at a lower price than would be available if they were not restricted. Although it may be possible to eliminate restrictions on resale by registering securities under the 1933 Act, this would involve extra costs to a portfolio and the possibility that the securities might go down in value before the portfolio was able to sell them. Restricted securities can also be difficult to value accurately.

   Restricted securities are subject to each portfolio's investment restriction on illiquid investments, unless they are commercial paper offered in accordance with section 4(2) of the 1933 Act or securities eligible for resale in reliance on rule 144A under the 1933 Act. Section 4(2) commercial paper and rule 144A securities will not be subject to a portfolio's investment restriction on illiquid investments if the manager determines, in accordance with policies and procedures adopted by the board, that these securities are in fact liquid. These policies and procedures require the manager to consider, among other things, (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to sell the security, (3) the number of potential purchasers, (4) dealer undertakings to make a market in the security,
(5) the nature of the security and (6) the time needed to dispose of the security. To the extent that liquid section 4(2) commercial paper or rule 144A securities held by a portfolio become temporarily illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of assets invested in illiquid assets would increase.

   Any security that was liquid when acquired by a portfolio may later become illiquid, especially during adverse market conditions for that type of security. A perceived loss of liquidity may further reduce the value of securities in declining markets. A portfolio may be forced to sell less liquid securities at a substantial loss if it receives a high volume of redemption requests.

   Foreign Investments. The Large Cap Value Fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the portfolio might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding or other foreign taxes.

   For many foreign securities, there are U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

   The Short-Term Investment Grade Bond Fund and Large Cap Value Fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. A portfolio's investment performance may be negatively affected by a devaluation of a currency in which the portfolio's investments are quoted or denominated. In general, a portfolio's investment performance may be affected, either positively or negatively, by currency exchange rates, because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the degree of intervention by U.S. or foreign governments and central banks in the currency markets.

   Options. A "call option" gives a holder the right to purchase a specific stock at a specified price referred to as the "exercise price," within a specific period of time (usually 3, 6, or 9 months). A "put option" gives a holder the right to sell a specific stock at a specified price within a specified time period. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Put and call options are currently traded on The Chicago Board Options Exchange and several other national exchanges. Institutions such as the portfolios that sell (or "write") call options against securities held in their investment portfolios retain the premium. If the writer determines not to deliver the stock prior to the option's being exercised, the writer may purchase in the secondary market an identical option for the same stock with the same price and expiration date in fulfillment of the obligation. In the event the option is exercised the writer must deliver the underlying stock to fulfill the option obligation. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

   Large Cap Value Fund may not have more than 15% of its assets invested in or subject to puts, calls or combinations thereof and may not purchase or sell options that are not listed on a national securities exchange.

   Futures Contracts and Related Options. The Large Cap Value Fund may enter into transactions in futures contracts and options on futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities, changes in interest rates, in anticipation of investing in particular securities or markets and/or as a cash flow management technique. The portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding positions held by the portfolio exceeds 10% of the market value of the net assets of the portfolio.

   The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each portfolio is no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The portfolios, however, continue to have policies with respect to futures and options thereon as set forth below. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by a portfolio. For example, put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by a portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by the portfolio that is being hedged. On other occasions, a portfolio may enter into contracts to purchase the underlying instrument. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

   The U.S. Government Securities Fund and Short-Term Investment Grade Bond Fund may purchase and sell interest rate futures contracts ("futures contracts") and options thereon as a hedge against changes in interest rates. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. If interest rates increased and the value of a portfolio's securities declined, the value of the portfolio's futures contracts would increase, thereby protecting the portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects interest rates to decline, a portfolio might enter into futures contracts for the purchase of securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase.

   The U.S. Government Securities Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The U.S. Government Securities Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

   A portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the portfolio. Futures and options positions are marked to the market daily and the portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the portfolio.

   The Short-Term High Investment Grade Bond Fund and U.S. Government Securities Fund may not purchase futures contracts or options thereon if, immediately thereafter, more than 10% and 30%, respectively, of their total assets would be so invested.

   The portfolios will not engage in transactions involving futures contracts or options thereon for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by a portfolio and where the transactions are appropriate to reduce the portfolios' risks. Each portfolio's futures, and options on futures, transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the portfolio owns, or futures contracts will be purchased to protect the portfolio against an increase in the price of securities it is committed to purchase.

   There is no assurance that a portfolio will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of securities, but the market declines and a portfolio does not invest in securities, the portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the portfolio's securities but the market advances, the portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for the portfolios are made by the manager, subject to the overall review of the fund's board of directors. Although investment decisions for a portfolio are made independently from those of the other accounts managed by the manager, investments of the type a portfolio may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by or the size of the position obtained or disposed of by a portfolio.

   Allocation of transactions on behalf of a portfolio, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by a portfolio. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the portfolios and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the portfolios.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the portfolios may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase in the underwritings.

   Portfolio Turnover. Each portfolio effects portfolio transactions with a view towards attaining the investment objectives of the portfolio and is not limited to a predetermined rate of portfolio turnover. A high portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other transaction costs that a portfolio will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders. See "Financial Highlights" in the prospectus and "Investment Management Agreement and Other Services--Portfolio Turnover" in this SAI.

                            INVESTMENT RESTRICTIONS

   Each portfolio is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the portfolio, as defined under the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 18f-2 thereunder (see "Voting"). The portfolios are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

   Fundamental Policies--All portfolios. Without the approval of a majority of its outstanding voting securities, no portfolio may:

      1. invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. borrow money, except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the Act.

      6. engage in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. for the Large Cap Value Fund and the U.S. Government Securities
   Fund: purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      for the Short-Term Investment Grade Bond Fund only: purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the portfolio's investment objective and policies).

   Nonfundamental Policies.  As a nonfundamental policy, no portfolio may:

      1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

      2. invest in securities of another investment company except as permitted by Section 12(d)(1) of the Act or as part of a merger, consolidation, or acquisition; or

      3. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

   Additional Nonfundamental Policies--Large Cap Value Fund. As a nonfundamental policy, the Large Cap Value Fund may not:

      1. invest more than 5% of its total assets in issuers with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market;

      2. invest in any company for the purpose of exercising control of management;

      3. have more than 15% of its net assets at any time invested in or subject to puts, calls or combinations thereof and may not purchase or sell options that are not listed on a national securities exchange; or

      4. invest in interests in oil or gas or other mineral exploration or development programs.

   All of the foregoing restrictions which are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

                            DIRECTORS AND OFFICERS

   The Directors and Officers of the fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is elected and qualified. "Fund Complex" consists of the fund and any other investment companies associated with Citigroup.

   The table below identifies those Directors and Officers who are "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the fund noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the fund, as defined in the 1940 Act, and are referred to as "Independent Directors."

                                   Term of
                                   Office+                                      Number of
                                     and                                      Portfolios in
                       Position(s) Length                                     Fund Complex        Other
                        Held with  of Time      Principal Occupation(s)        Overseen by    Directorships
Name, Address, and Age    Fund     Served         During Past 5 Years           Director    Held by Director**
---------------------- ----------- ------- ---------------------------------- ------------- ------------------
INDEPENDENT DIRECTORS

Lee Abraham             Director    Since  Retired; Former Director of Signet      27              N/A
13732 LeHavre Drive                 1999   Group PLC
Frenchman's Creek
Palm Beach Gardens, FL
33410
Age: 76

Allan J. Bloostein      Director    Since  President of Allan J. Bloostein         34        Taubman Centers
27 West 67th Street                 1999   Associates, a consulting firm.                    Inc.
Apt. 5FW                                   Former Director of CVS
New York, NY 10023                         Corporation
Age: 74

                                              Term of
                                              Office+                                      Number of
                                                and                                      Portfolios in
                                Position(s)   Length                                     Fund Complex        Other
                                 Held with    of Time      Principal Occupation(s)        Overseen by    Directorships
Name, Address, and Age             Fund       Served         During Past 5 Years           Director    Held by Director**
----------------------        --------------- ------- ---------------------------------- ------------- ------------------
Jane F. Dasher                Director         Since  Controller of PBK Holdings Inc.,         27             N/A
Korsant Partners                               1999   a family investment company
283 Greenwich Avenue,
3rd Floor
Greenwich, CT 06830
Age: 54

Donald R. Foley               Director         Since               Retired                     27             N/A
3668 Freshwater Drive                          1982
Jupiter, FL 33477
Age: 81

Richard E. Hanson, Jr.        Director         Since  Retired; Former Head of the New          27             N/A
2751 Vermont Route 140                         1999   Atlanta Jewish Community High
Poultney, VT 05764                                    School
Age: 62

Dr. Paul Hardin               Director         Since  Professor of Law and Chancellor          34             N/A
12083 Morehead                                 1994   Emeritus at University of North
Chapel Hill, NC 27514-8426                            Carolina
Age: 72

Roderick C. Rasmussen         Director         Since  Investment Counselor                     27             N/A
9 Cadence Court                                1982
Morristown, NJ 07960
Age: 77

John P. Toolan                Director         Since               Retired                     27      John Hancock Funds
7202 Southeast Golf Ridge Way                  1992
Hobe Sound, FL 33455
Age: 73

INTERESTED DIRECTOR:

R. Jay Gerken*                Chairman,        Since  Managing Director of Citigroup          221             N/A
Citigroup Asset Management    President and    2002   Global Markets Inc. ("CGM");
("CAM")                       Chief Executive         Chairman, President and Chief
399 Park Avenue               Officer                 Executive Officer of Smith Barney
New York, New York 10022                              Fund Management LLC
Age: 53                                               ("SBFM"), Travelers Investment
                                                      Adviser, Inc. ("TIA") and Citi
                                                      Fund Management Inc. ("CFM");
                                                      President and Chief Executive
                                                      Officer of certain mutual funds
                                                      associated with Citigroup Inc.
                                                      ("Citigroup"); Formerly, Portfolio
                                                      Manager of Smith Barney
                                                      Allocation Series Inc. (from 1996-
                                                      2001) and Smith Barney Growth
                                                      and Income Fund (from 1996 to
                                                      2000)

                                             Term of
                                             Office+                                     Number of
                                               and                                     Portfolios in
                               Position(s)   Length                                    Fund Complex        Other
                                Held with    of Time      Principal Occupation(s)       Overseen by    Directorships
Name, Address, and Age            Fund       Served         During Past 5 Years          Director    Held by Director**
----------------------       --------------- ------- --------------------------------- ------------- ------------------
OFFICERS

John B. Cunningham           Investment       Since  Managing Director of CGM and           N/A             N/A
CAM                          Officer          2002   Managing Director of Salomon
399 Park Avenue                                      Brothers Asset Management
New York, NY 10022                                   Inc. ("SaBAM")
Age: 39

Richard Peteka               Chief Financial  Since  Director of CGM; Chief Financial       N/A             N/A
CAM                          Officer and      2002   Officer and Treasurer of certain
125 Broad Street             Treasurer               mutual funds affiliated with
New York, NY 10004                                   Citigroup; Former Director and
Age: 42                                              Head of Internal Control for
                                                     Citigroup Asset Management U.S.
                                                     Mutual Fund Administration from
                                                     1999-2002; Vice President, Head
                                                     of Mutual Fund Administration
                                                     and Treasurer at Oppenheimer
                                                     Capital from 1996-1999

Kaprel Ozsolak               Controller       Since  Vice President of CGM                  N/A             N/A
CAM                                           2002
125 Broad Street, 11th Floor
New York, NY 10004
Age: 38

Mark S. Lindbloom            Investment       Since  Managing Director of SaBAM             N/A             N/A
CAM                          Officer          2002
399 Park Avenue
New York, NY 10022
Age: 47

Dominick M. Masotti          Investment       Since  Vice President of SaBAM                N/A             N/A
CAM                          Officer          2002
399 Park Avenue
New York, NY 10022
Age: 37

Francis L. Mustaro           Investment       Since  Managing Director of SaBAM             N/A             N/A
CAM                          Officer          2002
399 Park Avenue
New York, NY 10022
Age: 52

Theresa Veres                Investment       Since  Director of SaBAM                      N/A             N/A
CAM                          Officer          2002
399 Park Avenue
New York, NY 10022
Age: 37

Andrew B. Shoup              Senior Vice      Since  Director of CAM; Senior Vice           N/A             N/A
CAM                          President        2003   President and Chief
125 Broad Street             and Chief               Administrative Officer of mutual
New York, NY 10004           Administrative          funds associated with Citigroup;
Age 47                       Officer                 Head of International Funds
                                                     Administration of CAM (from
                                                     2001 to 2003); Director of Global
                                                     Funds Administration of CAM
                                                     (from 2000 to 2001); Head of U.S.
                                                     Citibank Funds Administration of
                                                     CAM (from 1998 to 2000)

                                       Term of
                                       Office+                                      Number of
                                         and                                      Portfolios in
                          Position(s)  Length                                     Fund Complex        Other
                           Held with   of Time      Principal Occupation(s)        Overseen by    Directorships
Name, Address, and Age       Fund      Served         During Past 5 Years           Director    Held by Director**
----------------------   ------------- ------- ---------------------------------- ------------- ------------------
Andrew Beagley           Chief Anti-    Since  Director, CGM (since 2000);             N/A
CAM                      Money          2002   Director of Compliance, North
399 Park Avenue          Laundering            America, Citigroup Asset
New York, NY 10022       Compliance            Management (since 2000); Director
Age: 41                  Officer               of Compliance, Europe, the Middle
                                               East and Africa, Citigroup Asset
                                               Management (1999-2000);
                                               Compliance Officer, Salomon
                                               Brothers Asset Management
                                               Limited, Smith Barney Global
                                               Capital Management Inc., Salomon
                                               Brothers Asset Management Asia
                                               Pacific Limited (1997-1999)

Robert I. Frenkel        Secretary and  Since  Managing Director and General           N/A             N/A
CAM                      Chief Legal    2003   Counsel, Global Mutual Funds for
300 First Stamford Place Officer               CAM and its predecessor (since
Stamford, CT 06902                             1994); Secretary and Chief Legal
Age: 48                                        Officer of mutual funds associated
                                               with Citigroup

--------
+  Directors serve until their successors are appointed or elected.
* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is a director and/or officer of affiliates of SBFM, the fund's manager.
** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The following table sets forth the dollar range of equity securities in the fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2003.

                                                 Aggregate Dollar Range
                                                 of Equity Securities in
                                                All Registered Investment
                               Dollar Range of     Companies overseen
                              Equity Securities by Director in Family of
       Name of Director          in the fund      Investment Companies
       ----------------       ----------------- -------------------------
       Lee Abraham........... None                  None
       Allan J. Bloostein.... None                  Over $100,000
       Jane F. Dasher........ None                  $10,001 - 50,000
       Donald R. Foley....... $10,001 - 50,000      Over $100,000
       R. Jay Gerken......... None                  Over $100,000
       Richard E. Hanson, Jr. $1 - 10,000           $10,001 - 50,000
       Paul Hardin........... $10,001 - 50,000      Over $100,000
       Roderick C. Rasmussen. $10,001 - 50,000      $10,001 - 50,000
       John P. Toolan........ None                  Over $100,000

   On April 16, 2004, the Directors and Officers owned in the aggregate less than 1% of the outstanding shares of each portfolio of the fund.

   As of December 31, 2003, none of the Independent Directors, or their immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The Board of Directors is responsible for managing or directing the management of each portfolio's business affairs, including each portfolio's compliance with federal and state laws and its stated policies. The officers of the fund are responsible for overseeing each portfolio's day-to-day operations.

   The fund has no compensation committee of the Board or any committee performing similar functions. The Fund has an administrative and governance committee composed of four Independent Directors, Abraham, Dasher, Foley and Hardin, which acts as a Nominating Committee of the Board of Directors.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   The fund has an audit and investment performance committee ("Audit Committee") comprised solely of members who are independent as defined in the NYSE's Listed Company Manual. The members of the Audit and Investment Performance Committee responsible for reviewing the investment performance of the fund are Bloostein, Hanson, Rasmussen and Toolan.

   The Audit Committee oversees the scope of each portfolio's audit, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided by the fund's independent auditors to its manager and any affiliated service providers if the engagement relates directly to the portfolio's operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

   The fund also has a pricing committee composed of the Chairman of the Board and one Independent Director which is charged with determining fair value prices for securities when required. During the fund's most recent fiscal year, the Pricing Committee met five times.

   Eight meetings of the Board were held between January 1, 2003 and December 31, 2003, five of which were regular meetings. Five administrative and governance committee meetings were held. No incumbent Director attended less than 75% of these meetings.

   The following table shows the compensation paid by the fund to each Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and Interested Directors of the fund are compensated by CGM. The fund pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2500 with respect to in-person meetings. In addition, these directors receive $500 per fund for each telephone meeting plus reimbursement for travel and out-of-pocket expenses. For the fund's fiscal year ended December 31, 2003, such fees and expenses totaled $19,409.

                              COMPENSATION TABLE

                                                             Number of
                                                             Funds for
                                                Total       Which Person
                                 Aggregate   Compensation  Serves Within
                                Compensation  from Fund     fund Complex
      Director/Trustee           from fund     Complex    (as of 12/31/03)
      ----------------          ------------ ------------ ----------------
      Lee Abraham..............    $1,495      $ 76,300          27
      Allan J. Bloostein.......    $1,495      $ 76,100          34
      Jane Dasher..............    $2,117      $ 80,150          27
      Donald R. Foley+.........    $1,312      $ 53,700          27
      R. Jay Gerken*...........    $    0      $      0         221
      Paul Hardin..............    $1,495      $126,600          35
      Richard E. Hanson, Jr....    $1,596      $ 76,600          27
      Roderick C. Rasmussen+...    $1,496      $ 76,100          27
      John P. Toolan...........    $1,517      $ 77,050          27

--------
* Designates a Director who is an "interested person".
+ Pursuant to a deferred compensation plan, the indicated Directors have elected to defer payment of the following amounts of their aggregate compensation from the fund: Donald R. Foley: $154, Roderick C. Rasmussen:
  $601 and the following amounts of their total compensation from the Fund
  Complex: Donald R. Foley: $154, and Roderick Rasmussen: $30,000.

   Upon attainment of age 72 the Fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fee otherwise applicable to the Fund's Directors together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total compensation paid to Emeritus Directors by the fund was $319 which was paid to Joseph Fleiss.

                          DIVIDENDS AND DISTRIBUTIONS

   Dividends and Distributions. The policy of the Short-Term Investment Grade Bond Funds and U.S. Government Funds is to declare and pay dividends monthly. The Large Cap Value Fund's policy is to declare dividends quarterly. For each portfolio, dividends from net realized capital gains, if any, will be distributed annually. Each portfolio may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

   The per share amounts of the exempt-interest dividends on Class B and Class C shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, C and Y).

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a portfolio. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a portfolio or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a portfolio of the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolios and their Investments

   Each portfolio will be treated as a separate taxpayer for U.S. federal income tax purposes. Each portfolio intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the portfolio's taxable year, (i) at least 50% of the market value of the portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, each portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a portfolio must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on each portfolio to the extent the portfolio does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a portfolio's distributions, to the extent derived from the portfolio's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and
(ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   On December 31, 2003, the unused capital loss carryforwards of the portfolios were approximately as follows: Short-Term Investment Grade Bond
Fund: $2,510,000, U.S. Government Securities Fund: $5,171 and Large Cap Value
Fund: $80,881,000. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the applicable portfolio prior to the expiration of the carryforwards. The carryforwards expire as follows:

                                                             December 31,
                                         ----------------------------------------------------
                                         2004    2007       2008    2009    2010       2011
                                         ---- ---------- ---------- ---- ----------- --------
Short-Term Investment Grade Bond Fund...  --  $1,709,000 $  801,000
U.S. Government Securities Fund.........  --          -- $4,394,000  --           -- $777,000
Large Cap Value Fund....................  --          --         --  --  $80,881,000

   The U.S. Government Securities Fund and the Short-Term Investment Grade Bond Fund may invest in "zero coupon" securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, each portfolio will be required to accrue as income a portion of this original issue discount even though the portfolio will receive no cash payment of interest with respect to these securities. In addition, if the portfolio acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates ("market discount"), the portfolio may elect to include in income each year a portion of this market discount. Therefore, a portfolio may be required in some years to distribute an amount greater than the total cash income the portfolio actually receives. In order to make the required distribution in such a year, a portfolio may be required to borrow cash or to liquidate securities.

   A portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a portfolio and defer portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the portfolio as a regulated investment company.

   A portfolio's investments in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the portfolio.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by Large Cap Value Fund and Short-Term Investment Grade Bond Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The portfolios will not be eligible to elect to treat any foreign taxes they pay as paid by their respective shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by Large Cap Value Fund and Short-Term Investment Grade Bond Fund will reduce the return from their investments.

   Passive Foreign Investment Companies. If a portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains.

   If a portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the portfolio may make a mark-to-market election that will result in the portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the portfolio, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by a portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

   Each portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a portfolio retains for investment an amount equal to all or a portion of its net long- term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the portfolio on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a portfolio upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net-realized long-term capital gains, if any, that a portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the portfolio. All other dividends of a portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be a portfolio used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a portfolio to an individual in a particular taxable year if 95% or more of a portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by a portfolio; or (ii) the portion of the regular dividends paid by a portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by a portfolio in that taxable year if such qualified dividend income accounts for less than 95% of a portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a portfolio after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a portfolio from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of the shareholder's basis in his shares of the portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amounts. Dividends paid by a portfolio that are attributable to dividends received by the portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

   If a portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in a portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares will be treated as a sale for this purpose. A redemption of shares by a portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Backup Withholding. Each portfolio may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Notices. Shareholders will receive, if appropriate, various written notices after the close of the portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the portfolio to its shareholders during the preceding taxable year.

Other Taxes

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the portfolios and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a portfolio.

                   IRA AND OTHER PROTOTYPE RETIREMENT PLANS

   Copies of the following plans with custody or trust agreements have been approved by the IRS and are available from the fund or CGM; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension--IRA

   If you or your spouse have earned income, each of you may establish an individual retirement account ("IRA") and make maximum annual contributions equal to the lesser of earned income or $3,000 ($3,500 if you are age 50 or older by the end of the year). Married couples whose one spouse is working may contribute a total of $6,000 ($7,000 if you and your spouse are age 50 or older by the end of the year) annually to their IRAs.

   If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2004, a full deduction is permitted if your combined AGI is $65,000 or less ($45,000 or less for unmarried individuals); a partial deduction will be allowed when AGI is more than $55,000 but less than $75,000 (more than $45,000 but less than $55,000 for an unmarried individual); and no deduction will be allowed when AGI is or above $70,000 ($50,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted for AGI of $160,000 or above.

   The rules applicable to so-called "Roth IRAs" differ from those described above.

   A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

   An employer who has established a Simplified Employee Pension--IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual deductible contribution of 25% (up to $40,000 for 2004) of each participant's compensation. Compensation is capped at $200,000 for 2004.

Paired Defined Contribution Prototype

   Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of Participants of up to 25% of compensation, but not to exceed $41,000 for any individual participant Additional deductions are allowed in both respect to 401(k) contributions, provided total allocations to any individual participant may not exceed $40,000.

                              VALUATION OF SHARES

   The net asset value of each class of shares of each portfolio will be determined on any day that the New York Stock Exchange is open. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class of a portfolio may differ.

   Net asset value is determined by dividing a portfolio's net assets by the number of its shares outstanding. Securities owned by a portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued as the official closing price or, if there is no official closing price that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in a portfolio's net assets, and current market value of such options sold by a portfolio will be subtracted from the portfolio's net assets. Any other investments of a portfolio, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined in good faith by or under the above of the Board of Directors. This value generally is determined as the amount that a portfolio could reasonably expect to receive from on orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the close of the London Stock Exchange.

   Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.

   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a portfolio may not take place contemporaneously with the determined of the prices of investments held by such portfolio. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in a portfolio's net asset value unless management under the supervision of the fund's Board of Directors determines that the particular event would materially affect the net asset value. As a result, a portfolio's net asset value may be significantly affected by such trading on days when a shareholder has no access to such portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

   Detailed information about the purchase, redemption and exchange of portfolio shares appears in the prospectuses.

General

   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the funds. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. (the "sub-transfer agent") are not subject to a maintenance fee.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

   Investors in Class A, Class B and Class C shares may open an account in the fund, where offered, by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the portfolio. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees and their immediate family of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a UIT sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by the fund or a Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the portfolio calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the portfolio's agent prior to its close of business. For shares purchased through CGM or a Service Agent, payment for shares of the portfolio is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Volume Discounts

   The schedules of sales charges described in the prospectus apply to purchases of shares of the U.S. Government Securities Fund, Short-Term Investment Grade Bond Fund or Large Cap Value Fund made by any "purchaser," which term is defined to include the following: (a) an individual; (b) an individual's spouse and immediate family purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the (the "Code") and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; or (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares of the U.S. Government Securities Fund, Large Cap Value Fund and Short-Term Investment
Grade Bond Fund may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees
(including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed CGM Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in a CGM fee-based arrangement; (h) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of Smith Barney Appreciation Fund; (j) purchase by executive deferred compensation plans participating in the CGM ExecuChoice Program; and (k) purchasing retirement plans where such plan's recordkeeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Purchases of Class A shares of Short-Term Investment Grade Bond Fund may be made at net asset value without a sales charge for investors who owned Class A shares of Short-Term Investment Grade Bond Fund prior to August 5, 2002.

Right of Accumulation

   Class A shares of the U.S. Government Securities Fund, Short-Term Investment Grade Bond Fund and Large Cap Value Fund may be purchased by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of a portfolio and of portfolios sponsored by CGM which are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

   Class A Shares. A Letter of Intent for amounts of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the sales charge tables in the prospectuses includes purchases of all Class A shares of a portfolio and other Smith Barney funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Service Agent or Citicorp Trust Bank, fsb (the "Transfer Agent") to obtain a Letter of Intent application.

   Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the thirteen-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Each portfolio expects that such transfer will not be subject to Federal income taxes. Please contact a Service Agent or the Transfer Agent for further information.

   Smith Barney Funds Retirement Program. Each portfolio offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

   Each portfolio offers its shares to the public on a continuous basis. The public offering price for a Class Y share of each portfolio is equal to the net asset value per share at the time of purchase. The public offering price for Class A shares of each portfolio is the net asset value per share plus an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and C share (and for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("Deferred Sales Charge"), however, is imposed on certain redemptions of Class B and Class C shares of Large Cap Value Fund and U.S. Government Securities Fund and an Class A shares of each portfolio when purchased in amounts exceeding $500,000.

   Set forth below is an example of the method of computing the offering price of the Class A shares of each Portfolio.

                 Large Cap Value Fund:
                    Class A (net asset value plus 5.26%
                      of net asset value per share)..... $15.55

                 Short-Term Investment Grade Bond Fund:
                    Class A (net asset value plus 2.04%
                      of net asset value per share)..... $ 4.34

                 U.S. Government Securities Fund:
                    Class A (net asset value plus 4.71%
                      of net asset value per share)..... $14.02

                             REDEMPTION OF SHARES

   The right of redemption of shares of a portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the portfolio's shareholders.

   The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, at CGM these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

   The fund does not issue share certificates unless a written request signed on all registered issuers is made to PFPC Inc. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

   The fund has committed itself to pay in cash all requests for redemption by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limit may be paid in portfolio securities, in cash or any combination or both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Valuation of Shares" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of a portfolio who own shares of a portfolio with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the portfolio as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a portfolio, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a portfolio. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a portfolio who wish to participate in the Withdrawal Plan and who hold their shares of the portfolio in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the portfolio involved. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.

             ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION
                             AND EXCHANGE PROGRAM

   None of the portfolios nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each portfolio and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each portfolio reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) most exchanges (see "Exchanging Share Privilege" in the respective prospectus; but if you exchange Class C shares that are already subject to a Deferred Sales Charge, you may be subject to a 1.00% Deferred Sales Charge if you redeem your share within one year of the date of the exchange.); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redeeming share automatic cash withdrawal Plans" in the respective prospectus) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder;
(d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund or portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Deferred Sales Charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of any of the Smith Barney funds may exchange all or part of their shares for shares of the same Class of other Smith Barney funds, on the basis of relative net asset value per share at the time of exchange as follows:

      1. Class A and Class Y shares of a portfolio may be exchanged without a sales charge for the respective shares of any of the Smith Barney funds, except for Class A shares of the Short-Term Investment Grade Bond Fund acquired prior to August 5, 2002, which may be subject to a sales charge differential upon the exchange of such shares for shares of another Smith Barney fund sold with a sales charge unless the Class A shares relinquished in the exchange are attributable to predecessor shares for which a sales charge was paid. In such cases the sales charge differential does not apply.

      2. Class B shares of a portfolio may be exchanged without a sales charge. Class B shares of the portfolio exchanged for Class B shares of another Smith Barney fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      Class B shares of Short-Term Investment Grade Bond Fund, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to CGM is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

      In circumstances in which the Deferred Sales Charge is imposed, the amount of the charge will depend on (a) the Deferred Sales Charge schedule applicable to shares of the fund that were exchanged for the shares being redeemed; and (b) the number of years since the shareholder made the purchase payment from which the amount is being redeemed. A redemption of shares acquired in exchange for shares that had been the subject of two or more exchanges among funds with differing Deferred Sales Charge schedules will be subject to the highest applicable deferred sales charge schedule. Solely for purposes of determining the number of years since a purchase payment, all purchase payments during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected.

      Class B shares will automatically convert to Class A shares eight years after the date they were purchased. For this purpose, the date of purchase of Class B shares of the fund refers to the purchase date of the shares given in exchange for the Class B shares of the fund.

      3. Class C shares of any portfolio may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class C shares of the portfolio exchanged for Class C shares of another Smith Barney fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased. For Class C shares of Short-Term Investment Grade Bond Fund that are not already subject to a Deferred Sales Charge, the investor may be subject to a 1.00% Deferred Sales Charge if you redeem your shares within one year of the date of exchange.

   Dealers other than CGM must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph 1 above.

   The exchange privilege enables shareholders in any Smith Barney fund to acquire shares of the same Class in a portfolio with different investment objectives when they believe a shift between portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the portfolio shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. Each portfolio is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a portfolio and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, a portfolio, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Citigroup Asset Management Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The portfolios may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectuses.

   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

              INVESTMENT MANAGEMENT AGREEMENT AND OTHER SERVICES

Manager

   SBFM serves as investment manager to each portfolio pursuant to an investment management agreement (the "Management Agreement") with the fund. The manager is an indirect wholly owned subsidiary of Citigroup. SBFM (through its predecessor entities) has been in the investment counseling business since 1968. As of December 31, 2003, SBFM had aggregate assets under management of approximately $115.4 billion. Subject to the supervision and direction of the fund's board of directors, the manager manages each portfolio in accordance with the portfolio's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services.

   For the fiscal years ended December 31, 2001, 2002 and 2003 the investment management fees paid by each portfolio were as follows:

Portfolio                                          2001       2002       2003
---------                                       ---------- ---------- ----------
U.S. Government Securities..................... $1,274,001 $1,516,440 $1,754,802
Large Cap Value................................ $7,027,781 $5,533,120 $4,012,567
Short-Term Investment Grade.................... $  471,853 $  784,075 $1,317,512

   Pursuant to the Management Agreement, the management fee for the Large Cap Value Fund is calculated at a rate in accordance with the following schedule:
0.60% of the first $500 million of average daily net assets; 0.55% of the next $500 million; and 0.50% of average daily net assets over $1 billion. The management fee for the U.S. Government Securities Fund is calculated at a rate in accordance with the following schedule: 0.50% of the first $200 million of aggregate average daily net assets of the portfolio, and 0.40% of the aggregate average daily net assets of the portfolio in excess of $200 million. The management fee for the Short-Term Investment Grade Bond Fund is calculated at the annual rate of 0.45% of such portfolio's average daily net assets.

   The Management Agreement for each portfolio further provides that all other expenses not specifically assumed by the manager under the Management Agreement on behalf of a portfolio are borne by the portfolio or the fund. Expenses payable by a portfolio or the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Directors' meetings, filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of Directors who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each portfolio; general corporate expenses are allocated among the portfolios on the basis of relative net assets.

   Each of the Management Agreements has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the portfolio, and in either event, by a majority of the Independent Directors of the fund's board with such independent directors casting votes in person or at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of each portfolio's Management Agreement, the board, including the Independent Directors, considered the reasonableness of the advisory fee in the light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to a portfolio, compared the fees charged by a manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each portfolio. The board also considered a portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of a portfolio in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative, brokerage and transfer agency relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the portfolio. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of each Management Agreement was in the best interests of the portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager (or the sub-adviser). The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate a Management Agreement on sixty days' written notice without penalty. The Management Agreements will terminate automatically in the event of assignment (as defined in the 1940 Act).

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment manager and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the code of ethics for the fund, its investment manager and principal underwriter are on file with the SEC.

   SBFM (manager/adviser) serves as investment adviser to the Fund pursuant to a written agreement ("Management Agreement"), which was most recently approved by the funds's board of trustees, including a majority of the Directors who are not interested persons of the Fund or CGM on June 25, 2003.

Proxy Voting Guidelines and Procedures

   Although individual directors may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that a portfolio uses to determine how to vote proxies relating to portfolio securities, including the procedures that portfolio uses when a vote presents a conflict between the interests of a portfolio's shareholders, on the one hand, and those of the manager or any affiliated person of a portfolio, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the manager's investment objectives.

   Effective August 31, 2004, information on how a portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Portfolio Transactions

  Large Cap Value Fund--Brokerage

   The manager is responsible for allocating the Large Cap Value Fund's brokerage transactions in equity securities. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, CGM. CGM has acted as the fund's principal broker on behalf of the Large Cap Value Fund and has received a substantial portion of brokerage fees paid by such portfolio. The portfolio will not deal with CGM in any transaction in which Smith Barney acts as principal.

   The fund attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In the opinion of the manager, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

   Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the manager takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the portfolio such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the expenses of the manager or CGM in connection with services rendered to other advisory clients and not all such services may be used in connection with the portfolio. For the fiscal year ended December 31, 2003, the fund directed brokerage transactions totaling $43,608,493 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions totaled approximately $271,417.

   Shown below are the total brokerage fees paid by the Large Cap Value Fund during 2001, 2002 and 2003. Also shown is the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During fiscal year 2003, the total amount of commissionable transactions was $628,535,141.

                                                 To Others For
                                                 Execution,
                For Execution                    Research
                   Only To                       and Statistical
       Total     Smith Barney      To Others     Services
     ---------- -------------- ----------------- ---------------
2001 $  960,576 $  5,719  0.6% $  954,857  99.4% $0       0%
2002 $2,396,307 $      0    0% $2,396,307   100% $0       0%
2003 $1,586,149 $124,628 7.86% $1,461,521 89.61% $0       0%

--------
*Directed to CGM and executed by unaffiliated brokers.

   The Board of Directors of the fund has adopted certain policies and procedures incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to CGM must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

  All portfolios--Other portfolio transactions

   The fund's fixed income securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the manager determines that the best execution will be obtained. (Newly issued U.S. Treasury securities would be purchased through the auction process.) Usually no brokerage commissions, as such, are paid for purchases and sales of fixed-income securities, which are typically undertaken through principal transactions, although the price paid usually includes compensation to the dealer acting in the form of a spread or mark-up. The prices paid to underwriters of newly issued securities (other than U.S. Treasury securities) typically include a concession paid by the issuer to the underwriter, and purchasers of after-market fixed-income securities from dealers ordinarily are executed at a price between the bid and asked price.

   Transactions in fixed-income securities are allocated to various broker-dealers by the manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, broker-dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis with the views and information of other securities firms. The fund may utilize CGM as a commodities broker in connection with entering into options and futures contracts.

   Research services furnished by broker-dealers through which the fund effects securities transactions may be used by the manager in managing other investment funds and, conversely, research services furnished to the manager by broker-dealers in connection with other funds the manager advises may be used by the manager in advising the fund. Although it is not possible to place a dollar value on these services, the manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

   Investment decisions for each portfolio are made independently from those of other portfolios, and other investment companies managed by the manager. If those investment companies are prepared to invest in, or desire to dispose of, investments at the same time as the fund, however, available investments or opportunities for sales will be allocated equitably to each client of the manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which the Citigroup affiliate participates. These procedures prohibit the portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a portfolio could purchase in the underwritings.

   Top 10 holdings of the portfolio's regular brokers/dealers held as of 12/31/03:

                                                      Type of   Value of any
                                                      Security   Securities
                                                       Owned    Owned at end
                                                       D=debt    of current
  Name of Regular Broker or Dealer or Parent (Issuer) E=equity     period
  --------------------------------------------------- -------- ---------------
                                                               (000's omitted)
  Large Cap Value Fund
           J.P. MORGAN CHASE & CO....................    E          9,175
           MERRILL LYNCH & CO., INC..................    E          1,229
           MORGAN STANLEY............................    E          8,941
           GOLDMAN, SACHS AND CO.....................    E          8,964

  Short-Term Investment Grade Bond Fund
           MORGAN STANLEY............................    D         $2,774
           GOLDMAN, SACHS AND CO.....................    D         $2,360
           LEHMAN BROTHERS INC.......................    D         $2,348
           THE BEAR STEARNS COS. INC.................    D         $2,181
           CREDIT SUISSE FIRST BOSTON CORP...........    D         $1,090

   Portfolio securities transactions on behalf of a portfolio are placed by the manager with a number of brokers and dealers, including CGM. CGM has advised the portfolios that in transactions with a portfolio, CGM charges a commission rate at least as favorable as the rate that CGM charges its comparable unaffiliated customers in similar transactions.

                              PORTFOLIO TURNOVER

   Each portfolio's turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when a portfolio deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to a portfolio, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what a portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the fiscal years ended December 31, the portfolio turnover rates were as follows:

                Portfolio                             2003  2002
                ---------                             ----  ----
                Large Cap Value Fund.................  47%  122%
                U.S. Government Securities Fund......  69%* 418%
                Short-Term Investment Grade Bond Fund  56%   71%

   -----
    * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, portfolio turnover rate would have been 427%.

                                  DISTRIBUTOR

   Effective June 5, 2000, the fund entered into an agreement with CGM located at 388 Greenwich Street, New York, New York 10013 to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement.

   To compensate CGM for the service it provides and for the expense it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each portfolio pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the portfolio average daily net assets attributable to the Class A, Class B and Class C shares. The Short-Term Investment Grade Bond Fund pays CGM a distribution fee, accrued daily and paid monthly, calculated at the annual rate of 0.50% of the value of the portfolio average daily net assets attributable to the Class B and Class C shares. The Large Cap Value Fund pays CGM a distribution fee with respect to Class B and Class C shares, calculated at the annual rate of 0.75% the value of the portfolio average daily net assets. The U.S. Government Securities Fund pays CGM a distribution fee with respect to Class B and Class C shares, calculated at the annual rate of 0.50% and 0.45%, respectively, of the value of such portfolio average daily net assets. The distribution fees attributable to those classes are primarily intended to compensate CGM for its initial expense of paying Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

   For the year ended December 31, 2003, the fees which have been paid to CGM pursuant to Rule 12b-1 for the fund are set out in the table below. Distribution expenses included compensation of Financial Consultants, printing costs of prospectuses and marketing materials.

Portfolio                             Class A  Class B  Class C  Class Y   Total
---------                             -------- -------- -------- ------- ----------
Large Cap Value...................... $938,413 $518,721 $727,327   N/A   $2,184,461
U.S. Government...................... $570,863 $592,745 $431,711   N/A   $1,595,319
Short-Term Investment Grade.......... $244,604 $ 12,248 $149,061   N/A   $  405,913

   For the fiscal year ended December 31, 2003, CGM incurred the following distribution expenses for the fund:

                          Smith Barney   Branch   Marketing and Printing Interest
Portfolio                 Consultants   Expenses   Advertising  Expense  Expense    Total
---------                 ------------ ---------- ------------- -------- -------- ----------
Large Cap Value..........  $1,161,138  $1,363,667   $ 79,564    $30,509     --    $2,634,878
U.S. Gov't Securities....  $1,113,410  $1,444,187   $168,153    $15,534     --    $2,741,284
Short-Term
  Investment Grade.......  $  234,018  $  227,507   $ 85,004    $ 7,039     --    $  553,568

Initial Sales Charges on Class A Shares

   For the fiscal years ended December 31, 2001, 2002 and 2003, the aggregate dollar amounts of commissions received by CGM on sale of on Class A shares were as follows:

                                                Fiscal Year Fiscal Year Fiscal Year
                                                   Ended       Ended       Ended
Name of Fund                                     12/31/01    12/31/02    12/31/03
------------                                    ----------- ----------- -----------
Large Cap Value................................  $360,000    $131,000    $137,000
U.S. Government Securities.....................  $890,000    $302,000    $285,000
Short-Term Investment Grade....................  $      0    $105,000    $120,000

Initial Sales Charges on Class C Shares

   For the fiscal years ended December 31, 2001, 2002 and 2003, the aggregate dollar amounts of commissions received by CGM on sale of on Class C shares were as follows:

                                                Fiscal Year Fiscal Year Fiscal Year
                                                   Ended       Ended       Ended
Name of Fund                                     12/31/01    12/31/02    12/31/03
------------                                    ----------- ----------- -----------
Large Cap Value................................  $165,000    $ 57,000    $221,000
U.S. Government Securities.....................  $115,000    $125,000    $ 77,000
Short-Term Investment Grade....................  $      0    $      0    $      0

   As set forth in the prospectus, a Deferred Sales Charge may be imposed on certain redemptions of Class A, Class B and Class C shares. The amount of the Deferred Sales Charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. For Class B shares of the Large Cap Value Fund the maximum Deferred Sales Charge is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. For Class B shares of the U.S. Government Securities Fund the maximum Deferred Sales Charge is 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. A Deferred Sales Charge of 1.00% is imposed on redemptions of Class A shares which, when combined with Class A shares offered with a sales charge currently held by an investor, equal or exceed $500,000 in the aggregate and Class C shares if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the fund shares.

   For the fiscal years ended December 31, 2001, 2002 and 2003, the Deferred Sales Charge paid on redemptions of each portfolio's shares were as follows:

Class A Portfolio                                    2001     2002     2003
-----------------                                  -------- -------- --------
U.S. Government Securities........................ $ 25,000 $ 23,000 $  3,000
Large Cap Value................................... $      0 $      0 $      0
Short-Term Investment Grade.......................      N/A      N/A $ 24,000

Class B Portfolio                                    2001     2002     2003
-----------------                                  -------- -------- --------
U.S. Government Securities........................ $ 45,000 $174,000 $298,000
Large Cap Value................................... $193,000 $157,000 $ 90,000
Short-Term Investment Grade.......................      N/A      N/A $  2,000

Class C Portfolio                                    2001     2002     2003
-----------------                                  -------- -------- --------
U.S. Government Securities........................ $ 10,000 $ 15,000 $ 16,000
Large Cap Value................................... $ 18,000 $  9,000 $  5,000
Short-Term Investment Grade.......................      N/A      N/A      N/A

                   ADDITIONAL INFORMATION ABOUT THE MANAGER

   SBFM, 399 Park Avenue, New York, NY 10022 (through predecessor entities) has been in the investment counseling business since 1968 and renders investment management advice to investment companies with aggregate assets under management in excess of $115 billion as of December 31, 2003. The manager is an affiliate of CGM. The manager and CGM are subsidiaries of Citigroup, a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, CGM, SBFM and Travelers Life & Annuity.

                                   CUSTODIAN

   The fund has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for each portfolio. Securities may be held for each portfolio by a sub-custodian bank approved by the fund's Directors. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

   In the event of the liquidation or dissolution of the fund, shares of a portfolio are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective portfolios, of any general assets not belonging to any particular portfolio that are available for distribution.

                     TRANSFER AGENT AND SUB-TRANSFER AGENT

   Citicorp Trust Bank, fsb (the "Transfer Agent"), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent for the fund.

   PFPC Inc. ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

                             INDEPENDENT AUDITORS

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditors for its fiscal year ending December 31, 2004 to examine and report on the fund's financial statements and financial highlights.

                     ADDITIONAL INFORMATION ABOUT THE FUND

   The fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. The fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The fund has outstanding three series of shares, each representing shares in separate portfolios, and the Board of Directors may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class C and Class Y (where available) shares of a portfolio represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each, Class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertain to a particular Class. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in the prospectus.

   The Articles of Incorporation of the fund permit the Board of Directors to establish additional portfolios of the fund from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios were established and would differ from those set forth in the prospectus and this Statement of Additional Information.

                                    VOTING

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

   As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund (or the affected portfolio or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the fund (or the affected portfolio or class) are represented at the meeting in person or by proxy. A portfolio or class shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio or class in the matter are identical or that the matter does not affect any interest of the portfolio or class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the portfolio affected by the matter; however, the ratification of independent accountants and the election of Directors, are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all fund shares voting without regard to portfolio.

   The following table contains a list of shareholders who of record or beneficially owned at least 5% of the outstanding shares of a particular class of shares of a portfolio of the fund as of April 16, 2004:

Large Cap Value Fund

  Class Y

Holder                            % of shares
------                            -----------
Smith Barney Concert Series, Inc.  42.0340%
Allocation Growth Portfolio
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street,
24th Floor
New York, NY 10281

Smith Barney Concert Series, Inc.  21.0582%
Allocation High Growth Portfolio
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street,
24th Floor
New York, NY 10281

Smith Barney Concert Series, Inc.  12.5236%
SB Allocation Balanced Portfolio
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street,
24th Floor
New York, NY 10281

Smith Barney Concert Series, Inc.  10.9369%
Select Growth Portfolio
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street,
24th Floor
New York, NY 10281

Smith Barney Concert Series, Inc.   8.9320%
Select Balanced Portfolio
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street,
24th Floor
New York, NY 10281

Short-Term Investment Grade Bond Fund

  Class A

Holder                                    % of shares
------                                    -----------

Smith Barney Multi Choice Trust            28.5335%
Smith Barney Corporate Trust Company
Two Tower Center
East Brunswick, NJ 08816-1063

  Class Y


Smith Barney                               22.6680%
Scholars Choice Portfolio Four (Balanced)
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street
24th Floor
New York, NY 10281

Smith Barney                               12.1034%
Scholars Choice Portfolio Five
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street
24th Floor
New York, NY 10281

Smith Barney                                7.6558%
Scholars Choice Portfolio Six
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street
24th Floor
New York, NY 10281

Smith Barney                                7.5122%
Illinois College Program Fixed Income
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street
24th Floor
New York, NY 10281

Smith Barney Concert Series, Inc.           7.4329%
Select Balanced Portfolio
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street
24th Floor
New York, NY 10281

Holder                            % of shares
------                            -----------

Smith Barney                        7.2599%
Scholars Choice Portfolio Six
State Street Bank
Attn: James Casey
Two World Financial Center
225 Liberty Street
24th Floor
New York, NY 10281

Smith Barney                        6.7693%
Scholars Choice Portfolio Seven
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10281

Smith Barney                        6.4266%
Illinois College Pro Port 4
State Street Bank: James Casey
Two World Financial Center
225 Liberty Street, 24th Floor
New York, NY 10281-1008

Smith Barney                        6.2731%
Illinois College Pro Port 5
State Street Bank: James Casey
Two World Financial Center
225 Liberty Street, 24th Floor
New York, NY 10281-1008

U.S. Government Securities Fund

  Class A

Holder                            % of shares
------                            -----------

Smith Barney Multi Choice Trust    21.5857%
Smith Barney Corporate Trust Co.
Two Tower Center
P.O. Box 2063
East Brunswick, NJ 08816-1063

Travelers Insurance Company        5.0618%
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford, CT 06183

  Class Y


Wilmington Trust Co TTEE FBO       75.7642%
Master Trust for Hormel Foods
Corp 01/17/03
c/o Mutual Funds
PO Box 8971
Wilmington, DE 19899-8971

Holder                        % of shares
------                        -----------

Virginia P. Swindal TR         11.9949%
UAD 04-09-92
Virginia P. Swindal Rev Trust
3501 Bayshore Blvd., #509
Tampa, FL 33629-8901

                        ANNUAL AND SEMI-ANNUAL REPORTS

   The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectuses so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.

                             FINANCIAL STATEMENTS

   The fund's financial information is incorporated by reference to the fund's Annual Reports to Shareholders for the fiscal year ended December 31, 2003. The annual reports were filed March 8, 2004 and March 9, 2004 with the SEC, accession numbers 0001193125-04-36460, 0001193125-04-36463 and
0001193125-04-36468.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

      Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

         APPENDIX--DESCRIPTION OF MOODY'S, S&P AND FITCH, INC. RATINGS

                                  APPENDIX A

Description of Ratings

Description of S&P Corporate Bond Ratings

                                      AAA

   Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                      AA

   Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       A

   Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                      BBB

   Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                 BB, B and CCC

   Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings

                                      Aaa

   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Commercial Paper Ratings

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rates Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

   Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF FITCH SHORT-TERM RATINGS:

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

   Fitch's short-term ratings are as follows:

      F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

      F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

      F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3--The capacity for time timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                  APPENDIX B

                     Proxy Voting Policies and Procedures

   The Board of Directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is

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based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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                                                         April 29, 2004

SMITH BARNEY FUNDS, INC.
125 Broad Street
New York, NY 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup